UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 19, 2007
Electro Rent Corporation
(Exact Name of Registrant as Specified in Charter)

California	0-9061	95-2412961

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Sepulveda Boulevard, Van Nuys, CA		91411-2501

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (818) 787-2100
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
The following information is furnished pursuant to Item 8.01, “Other Events.”
On April 19, 2007, Electro Rent Corporation issued a press release announcing that its Board of Directors has initiated a regular quarterly cash dividend, and declared the first quarterly dividend of $0.10 per common share, representing an annual rate of $0.40. The first dividend will be paid on July 10, 2007 to shareholders of record on June 20, 2007.
A copy of the press release is furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

99.1	Press release dated April 19, 2007.

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro Rent Corporation
Date: April 19, 2007	By:	/s/ Craig R. Jones
Craig R. Jones
Vice President and Chief Financial Officer

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